Exhibit 8(e)

Schedule A

Multi-Asset Complex Open-End Funds – Group A

BlackRock ETF Trust

iShares A.I. Innovation and Tech Active ETF

iShares Defense Industrials Active ETF

iShares Disciplined Volatility Equity Active ETF

iShares Dynamic Equity Active ETF

iShares Enhanced Emerging Markets Active ETF

iShares Enhanced International Active ETF

iShares Enhanced Large Cap Core Active ETF

iShares Enhanced Short-Term Bond Active ETF

iShares FinTech Active ETF

iShares Government Money Market ETF

iShares Health Innovation Active ETF

iShares Infrastructure Active ETF

iShares International Country Rotation Active ETF

iShares International Dividend Active ETF

iShares International Equity Factor Rotation Active ETF

iShares Large Cap Core Active ETF

iShares Large Cap Growth Active ETF

iShares Large Cap Value Active ETF

iShares Large Cap Value Active ETF II

iShares Managed Futures Active ETF

iShares Nasdaq Premium Income Active ETF

iShares Prime Money Market ETF

iShares Systematic Alternatives Active ETF

iShares Technology Opportunities Active ETF

iShares U.S. Carbon Transition Readiness Aware Active ETF

iShares U.S. Equity Factor Rotation Active ETF

iShares U.S. Industry Rotation Active ETF

iShares U.S. Large Cap Premium Income Active ETF

iShares U.S. Select Equity Active ETF

iShares U.S. Thematic Rotation Active ETF

iShares World ex U.S. Carbon Transition Readiness Aware Active ETF

BlackRock FundsSM

iShares Developed Real Estate Index Fund

iShares Enhanced Roll Yield Index Fund

iShares FTSE NAREIT All Equity REIT Index Fund

iShares Municipal Bond Index Fund

iShares Russell Mid-Cap Index Fund

iShares Russell Small/Mid-Cap Index Fund

iShares Short-Term TIPS Bond Index Fund

Sch. A-1

iShares Total U.S. Stock Market Index Fund

iShares U.S. Intermediate Credit Bond Index Fund

iShares U.S. Intermediate Government Bond Index Fund

iShares U.S. Long Credit Bond Index Fund

iShares U.S. Long Government Bond Index Fund

iShares U.S. Securitized Bond Index Fund

BlackRock Funds III

BlackRock Cash Funds: Institutional

BlackRock Cash Funds: Treasury

BlackRock Diversified Equity Fund

BlackRock Diversified Fixed Income Fund

BlackRock LifePath® Dynamic 2030 Fund

BlackRock LifePath® Dynamic 2035 Fund

BlackRock LifePath® Dynamic 2040 Fund

BlackRock LifePath® Dynamic 2045 Fund

BlackRock LifePath® Dynamic 2050 Fund

BlackRock LifePath® Dynamic 2055 Fund

BlackRock LifePath® Dynamic 2060 Fund

BlackRock LifePath® Dynamic 2065 Fund

BlackRock LifePath® Dynamic 2070 Fund

BlackRock LifePath® Dynamic Retirement Fund

BlackRock LifePath® ESG Index 2030 Fund

BlackRock LifePath® ESG Index 2035 Fund

BlackRock LifePath® ESG Index 2040 Fund

BlackRock LifePath® ESG Index 2045 Fund

BlackRock LifePath® ESG Index 2050 Fund

BlackRock LifePath® ESG Index 2055 Fund

BlackRock LifePath® ESG Index 2060 Fund

BlackRock LifePath® ESG Index 2065 Fund

BlackRock LifePath® ESG Index 2070 Fund

BlackRock LifePath® ESG Index Retirement Fund

BlackRock LifePath® Index 2030 Fund

BlackRock LifePath® Index 2035 Fund

BlackRock LifePath® Index 2040 Fund

BlackRock LifePath® Index 2045 Fund

BlackRock LifePath® Index 2050 Fund

BlackRock LifePath® Index 2055 Fund

BlackRock LifePath® Index 2060 Fund

BlackRock LifePath® Index 2065 Fund

BlackRock LifePath® Index 2070 Fund

BlackRock LifePath® Index Retirement Fund

iShares MSCI Total International Index Fund

iShares Russell 1000 Large-Cap Index Fund

iShares S&P 500 Index Fund

iShares U.S. Aggregate Bond Index Fund

BlackRock Index Funds, Inc.

iShares MSCI EAFE International Index Fund

iShares Russell 2000 Small-Cap Index Fund

Sch. A-2

Master Investment Portfolio

Diversified Equity Master Portfolio

International Tilts Master Portfolio

Large Cap Index Master Portfolio

Money Market Master Portfolio

S&P 500 Index Master Portfolio

Total International ex U.S. Index Master Portfolio

Treasury Money Market Master Portfolio

U.S. Total Bond Index Master Portfolio

Quantitative Master Series LLC

Master Small Cap Index Series

Fixed-Income Complex Open-End Funds – Group B

BlackRock ETF Trust II

iShares AAA CLO Active ETF

iShares BBB-B CLO Active ETF

iShares Emerging Markets Bond Active ETF

iShares Flexible Income Active ETF

iShares Floating Rate Loan Active ETF

iShares Global Government Bond USD Hedged Active ETF

iShares High Yield Active ETF

iShares High Yield Muni Active ETF

iShares Intermediate Muni Income Active ETF

iShares Large Cap Deep Buffer ETF

iShares Large Cap Moderate Buffer ETF

iShares Mortgage-Backed Securities Active ETF

iShares Securitized Income Active ETF

iShares Short Duration High Yield Muni Active ETF

iShares Short-Term California Muni Active ETF

iShares Total Return Active ETF

BlackRock Funds VI

BlackRock Advantage CoreAlpha Bond Fund

Master Investment Portfolio II

Advantage CoreAlpha Bond Master Portfolio

Revised: February 19, 2026

Sch. A-3